Exhibit 99.1

FOR IMMEDIATE RELEASE

August 14, 2023

Generation Income Properties Announces Second Quarter 2023 Financial and Operating Results

TAMPA, FLORIDA – Generation Income Properties, Inc. (NASDAQ:GIPR) ("GIPR" or the "Company") today announced its financial and operating results for the three-month period ended June 30, 2023.

Highlights

(For the 3 months ended June 30, 2023)

•
Generated net loss attributable to GIPR of ($881 thousand), or ($0.34) per basic and diluted share.
•
Generated Core FFO of ($88) thousand, or ($0.03) per basic and diluted share.
•
Generated Core AFFO of ($33) thousand, or ($0.01) per basic and diluted share.

FFO and related measures are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income to Core FFO and Core AFFO is included at the end of this release.

Portfolio

•
Approximately 62% of our portfolio’s annualized base rent ("ABR") as of June 30, 2023 was derived from tenants that have (or whose parent company has) an investment grade credit rating from a recognized credit rating agency of “BBB-” or better. Our largest tenants are the General Service Administration, PRA Holdings, Inc., Pratt and Whitney, and Kohl’s Corporation and contributed approximately 66% of our portfolio’s annualized base rent.
•
The Company’s tenants are 100% rent paying and have been since our inception. Our portfolio is 93% leased and occupied.
•
Approximately 87% of the leases in our current portfolio (based on ABR as of June 30, 2023) provide for increases in contractual base rent during future years of the current term or during the lease extension periods.
•
The average ABR per square foot is $15.05 psf.

Liquidity and Capital Resources

•
We had $2.1 million in total cash and cash equivalents as of June 30, 2023.
•
Total mortgage loans, net was $35.0 million as of June 30, 2023.

Financial Results

•
Total revenue from operations was $1,328,878 as compared to $1,379,103 for the three months ended June 30, 2023 and 2022, respectively.
•
Operating expenses, including G&A, for the same periods were $2.0 million and $2.0 million, respectively.
•
Net operating income (“NOI”) for the same periods was $1.0 million and $1.1 million with the decrease attributable to our one tenant vacancy.

•
Net loss attributable to GIPR for the three months ended June 30, 2023 was $881 thousand as compared to net loss of $1.0 million for the same period last year.

The Company is not providing guidance on future financial results or acquisitions and dispositions at this time. However, the Company will provide timely updates on material events, which will be broadly disseminated in due course. The Company’s executives, along with its Board of Directors, continue to assess the advisability and timing of providing such guidance to better align GIPR with its industry peers.

About Generation Income Properties

Generation Income Properties, Inc., located in Tampa, Florida, is an internally managed real estate investment trust formed to acquire and own, directly and jointly, real estate investments focused on retail, office, and industrial net lease properties in densely populated submarkets. Additional information about Generation Income Properties, Inc. can be found at the Company's corporate website: www.gipreit.com.

Forward-Looking Statements

This press release, whether or not expressly stated, may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. The words "believe," "intend," "expect," "plan," "should," "will," "would," and similar expressions and all statements, which are not historical facts, are intended to identify forward-looking statements. These statements reflect the Company's expectations regarding future events and economic performance and are forward-looking in nature and, accordingly, are subject to risks and uncertainties. Such forward-looking statements include risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements which are, in some cases, beyond the Company’s control and which could have a material adverse effect on the Company's business, financial condition, and results of operations. These risks and uncertainties include the risk that we may not be able to timely identify and close on acquisition opportunities, our limited operating history, potential changes in the economy in general and the real estate market in particular, the COVID-19 pandemic, and other risks and uncertainties that are identified from time to in our SEC filings, including those identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 28, 2023, which are available at www.sec.gov. The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition, and results of operations. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statement made by us herein speaks only as of the date on which it is made. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as may be required by law.

Notice Regarding Non-GAAP Financial Measures

In addition to our reported results and net earnings per diluted share, which are financial measures presented in accordance with GAAP, this press release contains and may refer to certain non-GAAP financial measures, including Funds from Operations ("FFO"), Core Funds From Operations ("Core FFO"), Adjusted Funds from Operations (“AFFO”), Core Adjusted Funds from Operations ("Core AFFO"), and Net Operating Income (“NOI”). We believe the presentation of the financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and related measures, including NOI, should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure, and should be considered in addition to, and not in lieu of, GAAP financial measures. You should not consider our Core FFO, Core AFFO, or NOI as an alternative to net income or cash flows from operating activities determined in accordance with GAAP. Our reconciliation of non-GAAP measures to the most directly comparable GAAP financial measure and statements of why management believes these measures are useful to investors are included below.

Consolidated Balance Sheets

	As of June 30,	As of December 31,
	2023	2022
	(unaudited)
Assets
Investment in real estate
Land	$12,577,544	$12,577,544
Building and site improvements	39,772,590	39,764,890
Tenant improvements	907,382	907,382
Acquired lease intangible assets	4,387,526	4,677,928
Less: accumulated depreciation and amortization	(6,441,616)	(5,623,318)
Net real estate investments	51,203,426	52,304,426
Investment in tenancy-in-common	1,247,679	1,218,268
Cash and cash equivalents	2,105,392	3,718,496
Restricted cash	34,500	34,500
Deferred rent asset	319,528	288,797
Prepaid expenses	533,446	132,642
Accounts receivable	125,299	96,063
Escrow deposits and other assets	285,287	184,241
Right of use asset, net	6,190,529	6,232,662
Total Assets	$62,045,086	$64,210,095

Liabilities and Equity
Liabilities
Accounts payable	$242,855	$173,461
Accrued expenses	379,508	365,624
Accrued expense - related party	506,000	128,901
Acquired lease intangible liabilities, net	537,618	639,973
Insurance payable	239,301	46,368
Deferred rent liability	232,550	251,798
Lease liability, net	6,365,937	6,356,288
Other payable - related party	2,262,300	2,587,300
Loan payable - related party	1,500,000	1,500,000
Mortgage loans, net of unamortized debt issuance costs of $659,651 and $717,381 at June 30, 2023 and December 31, 2022, respectively	34,958,848	35,233,878
Total liabilities	47,224,917	47,283,591

Redeemable Non-Controlling Interests	6,343,042	5,789,731

Stockholders' Equity
Common stock, $0.01 par value, 100,000,000 shares authorized; 2,617,538 and 2,501,644 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	26,175	25,016
Additional paid-in capital	18,870,576	19,307,518
Accumulated deficit	(10,839,825)	(8,640,796)
Total Generation Income Properties, Inc. Stockholders' Equity	8,056,926	10,691,738

Non-Controlling Interest	420,201	445,035
Total equity	8,477,127	11,136,773

Total Liabilities and Equity	$62,045,086	$64,210,095

Consolidated Statements of Operations

(unaudited)

	Three Months ended June 30,		Six Months ended June 30,
	2023	2022	2023	2022
Revenue
Rental income	$1,318,750	$1,378,562	$2,645,457	$2,560,497
Other income	10,128	541	20,460	541
Total revenue	$1,328,878	$1,379,103	$2,665,917	$2,561,038

Expenses
General and administrative expense	358,989	472,736	703,136	814,416
Building expenses	320,255	325,201	633,855	578,592
Depreciation and amortization	558,001	558,676	1,115,551	989,569
Interest expense, net	466,751	375,627	935,961	705,921
Compensation costs	282,719	310,698	634,006	590,440
Total expenses	1,986,715	2,042,938	4,022,509	3,678,938
Operating loss	(657,837)	(663,835)	(1,356,592)	(1,117,900)
Other expense	-	-	(506,000)	-
Income (loss) on investment in tenancy-in-common	15,009	(1,462)	29,411	7,090
Dead deal expense	(109,569)	(107,371)	(109,569)	(107,371)
Loss on debt extinguishment	-	(144,029)	-	(144,029)
Net loss	$(752,397)	$(916,697)	$(1,942,750)	$(1,362,210)
Less: Net income attributable to non-controlling interests	129,065	130,181	256,279	260,144
Net loss attributable to Generation Income Properties, Inc.	$(881,462)	$(1,046,878)	$(2,199,029)	$(1,622,354)

Total Weighted Average Shares of Common Stock Outstanding – Basic & Diluted	2,615,471	2,255,441	2,578,678	2,224,419

Basic & Diluted Loss Per Share Attributable to Common Stockholders	$(0.34)	$(0.46)	$(0.85)	$(0.73)

Reconciliation of Non-GAAP Measures

The following tables reconcile net income (loss), which we believe is the most comparable GAAP measure, to Net Operating Income (“NOI”):

	Three Months ended June 30,			Six Months ended June 30,
	2023	2022		2023	2022

Net loss attributable to Generation Income Properties, Inc.	$(881,462)	$(1,046,878)		$(2,199,029)	$(1,622,354)
Plus: Net income attributable to non-controlling interest	129,065	130,181		256,279	260,144
Net income (loss)	(752,397)	(916,697)	-	(1,942,750)	(1,362,210)

Plus:
General and administrative expense	$358,989	$472,736		$703,136	$814,416
Depreciation and amortization	558,001	558,676		1,115,551	989,569
Interest expense, net	466,751	375,627		935,961	705,921
Compensation costs	282,719	310,698		634,006	590,440
Other expense	-	-		506,000	-
Income (loss) on investment in tenancy-in-common	(15,009)	1,462		(29,411)	(7,090)
Dead deal expense	109,569	107,371		109,569	107,371
Loss on debt extinguishment	-	144,029		-	144,029
Net Operating Income	$1,008,623	$1,053,902		$2,032,062	$1,982,446

The following tables reconcile net income (loss), which we believe is the most comparable GAAP measure, to FFO, Core FFO, AFFO, and Core AFFO:

	Three Months ended June 30,		Six Months ended June 30,
	2023	2022	2023	2022

Net loss	$(752,397)	$(916,697)	$(1,942,750)	$(1,362,210)
Other expense	-	-	506,000	-
Depreciation and amortization	558,001	558,676	1,115,551	989,569
Funds From Operations	$(194,396)	$(358,021)	$(321,199)	$(372,641)
Amortization of debt issuance costs	28,865	27,933	57,730	61,606
Non-cash stock compensation	77,039	124,118	167,687	218,044
Adjustments to Funds From Operations	$105,904	$152,051	$225,417	$279,650
Core Funds From Operations	$(88,492)	$(205,970)	$(95,782)	$(92,991)

Net loss	$(752,397)	$(916,697)	$(1,942,750)	$(1,362,210)
Other expense	-	-	506,000	-
Depreciation and amortization	558,001	558,676	1,115,551	989,569
Amortization of debt issuance costs	28,865	27,933	57,730	61,606
Above and below-market lease amortization, net	(76,058)	(26,297)	(102,355)	(50,181)
Straight line rent, net	21,703	17,160	40,441	16,060
Adjustments to net loss	$532,511	$577,472	$1,617,367	$1,017,054
Adjusted Funds From Operations	$(219,886)	$(339,225)	$(325,383)	$(345,156)

Non-cash stock compensation	$77,039	$124,118	$167,687	$218,044
Adjustments to Adjusted Funds From Operations	$186,608	$375,518	$277,256	$469,444
Core Adjusted Funds From Operations	$(33,278)	$36,293	$(48,127)	$124,288

Net loss	$(752,397)	$(916,697)	$(1,942,750)	$(1,362,210)
Net income attributable to non-controlling interests	(129,065)	(130,181)	(256,279)	(260,144)
Net loss attributable to Generation Income Properties, Inc.	$(881,462)	$(1,046,878)	$(2,199,029)	$(1,622,354)

Our reported results are presented in accordance with GAAP. We also disclose funds from operations ("FFO"), adjusted funds from operations ("AFFO"), core funds from operations ("Core FFO") and core adjusted funds of operations ("Core AFFO") all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs.

FFO and related measures do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income or loss as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude non-recurring or extraordinary items (as defined by GAAP), net gains from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. We then adjust FFO for non-cash revenues and expenses such as amortization of deferred financing costs, above and below market lease intangible amortization, straight line rent adjustment where the Company is both the lessor and lessee, and non-cash stock compensation to calculate Core AFFO.

FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. We believe that Core FFO and Core AFFO are useful measures for management and investors because they further remove the effect of non-cash expenses and certain other expenses that are not directly related to real estate operations. We use each as measures of our performance when we formulate corporate goals.

As FFO excludes depreciation and amortization, gains and losses from property dispositions that are available for distribution to stockholders and non-recurring or extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income or loss. However, FFO should not be viewed as an alternative measure of our operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties which could be significant economic costs and could materially impact our results from operations. Additionally, FFO does not reflect distributions paid to redeemable non-controlling interests.

Investor Contacts

Investor Relations

ir@gipreit.com